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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             BankBoston Corporation
                (Name of Registrant as Specified In Its Charter)

                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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[BANKBOSTON LOGO]

                             BANKBOSTON CORPORATION

                       SUPPLEMENT TO PROXY STATEMENT FOR
                      1998 ANNUAL MEETING OF STOCKHOLDERS

                                                                  March 31, 1998

To our Common Stockholders:

     In connection with the Annual Meeting of Stockholders of BankBoston Corporation (the "Corporation"), which is scheduled for Thursday April 23, 1998, a copy of the Corporation's Notice of Annual Meeting and Proxy Statement dated March 16, 1998 has been forwarded to you. Due to an inadvertent error, a stockholder proposal ("Stockholder Proposal B") was omitted from the Proxy materials. Stockholder Proposal B and the Corporation's response thereto are set forth in full below. This information supplements and amends the Notice of Annual Meeting and Proxy Statement.

     Information with respect to the vote required for approval, the method for counting votes, including the treatment and effect of abstentions and broker non-votes, and the procedure for revoking a proxy are set forth in the Proxy Statement on pages 1 and 2 under the heading "Voting Information." The term "Stockholder Proposal," as used on pages 1 and 2 of the Proxy Statement and in the Notice of Annual Meeting should be read to include Stockholder Proposals A and B.

     Please complete, sign and date the enclosed form of proxy with respect to this proposal and return it promptly in the enclosed envelope which requires no postage if mailed within the United States. If you have not already done so, please also complete, sign, date and return the form of proxy previously provided to you with respect to the other items set forth in the Proxy Statement.
                         ------------------------------

                             STOCKHOLDER PROPOSAL B

     Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Ave., N.W., Suite 215, Washington, D.C. 20037, who holds of record 300 shares of the Corporation's Common Stock, has informed the Corporation that she intends to introduce the following proposal for action at the Corporation's Annual Stockholders' Meeting:

     RESOLVED: That the stockholders of BankBoston Corporation, assembled in Annual Meeting in person and by proxy, hereby recommend that the Corporation affirm its political non-partisanship. To this end the following practices are to be avoided:

          (a) The handing of contribution cards of a single political party to an employee by a supervisor.

          (b) Requesting an employee to send a political contribution to an individual in the Corporation for a subsequent delivery as part of a group of contributions to a political party or fund raising committee.
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          (c) Requesting an employee to issue personal checks blank as to payee for subsequent forwarding to a political party, committee or candidate.

          (d) Using supervisory meetings to announce that contribution cards of one party are available and that anyone desiring cards of a different party will be supplied one on request to his supervisor.

          (e) Placing a preponderance of contribution cards of one party at mail station locations.

     The statement submitted in support of this Stockholder Proposal is as follows:

     The Corporation must deal with a great number of governmental units, commissions and agencies. It should maintain scrupulous political neutrality to avoid embarrassing entanglements detrimental to its business. Above all, it must avoid the appearance of coercion in encouraging its employees to make political contributions against their personal inclinations. The Troy (Ohio) News has condemned partisan solicitation for political purposes by managers in a local company (not BankBoston Corporation). And if the Corporation did not engage in any of the above practices, to disclose this to ALL shareholders in each quarterly report. Last year the owners of shares, representing approximately 8.3% of shares voting, voted FOR this resolution.

     If you AGREE, please mark your proxy FOR this proposal.

     THE CORPORATION'S BOARD RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL B.

     At the 1996 and 1997 Annual Meetings of Stockholders, the Corporation's stockholders rejected this proposal. The Corporation continues to believe that the adoption of this proposal would not serve the best interests of the Corporation or its stockholders. The Corporation is required to comply with numerous federal and state laws and regulations governing political activity. The Corporation encourages its employees to participate in civic and political activities. In addition, as authorized by federal law, the Corporation sponsors several employee-funded political action committees. Through these committees, employees may make voluntary contributions that support candidates and public officials with particular views on proposed legislation and on other issues affecting the financial services industry or the communities served by the Corporation and its subsidiaries. The Corporation, consistent with its legal obligations and its internal policies, follows procedures to ensure that contributions from employees are entirely voluntary. The Corporation strongly believes that its policies, in conjunction with federal and state regulations, adequately address the issues raised by this proposal.

     FOR THE FOREGOING REASONS, THE CORPORATION'S BOARD RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL B.
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                                  DETACH HERE

                                     PROXY
                             BANKBOSTON CORPORATION

             THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS
                           OF BANKBOSTON CORPORATION

     The undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated March 16, 1998 and the Supplement to the Proxy Statement dated March 31, 1998, in connection with the Annual Meeting to be held at 10:30 a.m. on April 23, 1998 in the Auditorium of The Federal Reserve Bank of Boston, and hereby appoints Helene R. Cahners-Kaplan, Frank L. Farwell and J. Donald Monan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common stock of BANKBOSTON CORPORATION registered in the name provided herein which the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders with respect to Stockholder Proposal B as set forth in said Supplement to the Proxy Statement, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Said proxies are, and each of them is, instructed to vote or act as follows on Stockholder Proposal B. This Proxy revokes any previous proxies relating to these shares with respect to Stockholder Proposal B. This proxy does not revoke any previous proxies relating to these shares with respect to the other matters set forth in the Proxy Statement.

     THIS PROXY WILL BE VOTED AS SPECIFIED OR, IF NO CHOICE IS SPECIFIED AGAINST STOCKHOLDER PROPOSAL B.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE             CONTINUED AND TO BE SIGNED ON REVERSE SIDE          SIDE
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                                  DETACH HERE

     PLEASE MARK
[X]  VOTE AS IN
     THIS EXAMPLE.

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               THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST STOCKHOLDER PROPOSAL B.
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
                                                                        FOR  AGAINST  ABSTAIN
                Stockholder Proposal B regarding political activities   [ ]    [ ]      [ ]





                                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [ ]


                                       Please sign exactly as name appears hereon. Joint
                                       owners should each sign. When signing as attorney,
                                       executor administrator, trustee or guardian, please
                                       give full title as such.


Signature:______________________  Date: _______   Signature:_________________  Date: _________

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